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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): February 10, 2000



                           VENTRO CORPORATION
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         (Exact Name of Registrant as Specified in its Charter)


            Delaware                     0-26811                 77-0465496
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
 Incorporation or Organization)                              Identification No.)


             1500 Plymouth Street
              Mountain View, CA                            94043
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   (Address of Principal Executive Offices)              (Zip Code)


                             (650) 567-8900
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          (Registrant's telephone number, including area code)


                                   N/A
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      (Former Name or Former Address, if Changed Since Last Report)


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


     Registrant hereby files Amendment No. 2 to the Form 8-K initially filed on February 10, 2000.

     ITEM 7. Financial Statements and Exhibits.

        (c)  Exhibits

             (23.1) Consent of Ernst & Young, Independent Auditors with respect to financial statements of Promedix.com, Inc.

             (23.2) Consent of Ernst & Young, Independent Auditors with respect to financial statements of SpecialtyMD.com, Inc.


                                     2

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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 24, 2000

                                             VENTRO CORPORATION


                                             By: /s/ Jim Stewart
                                                 ------------------------------
                                                 Name: Jim Stewart
                                                 Title: Chief Financial Officer


                              EXHIBIT INDEX

Exhibit
  No.        Description
-------      ------------------------------------------------------------------
  23.1       Consent of Ernst & Young, Independent Auditors with respect to financial statements of Promedix.com, Inc.

  23.2 Consent of Ernst & Young, Independent Auditors with respect to financial statements of SpecialtyMD.com, Inc.